UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 23, 2020

Paramount Gold Nevada Corp.

(Exact name of registrant as specified in its charter)

Nevada	001-36908	98-0138393
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

665 Anderson Street

Winnemucca, Nevada

(Address of principal executive offices)

(775) 625-3600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PZG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement

On June 23, 2020, Paramount Gold Nevada Corp. (the “Company”) entered subscription letters with certain institutional investors pursuant to a non-brokered registered direct offering (the “Registered Direct Offering”), and on June 24, 2020, entered into a certain Agency Agreement with Canaccord Genuity Corp. and Cantor Fitzgerald Canada Corporation (each, an “Agent” and together, the “Agents”), pursuant to which the Company concurrently offered, through the Agents, on a best efforts basis solely in Canada (the “Best Efforts Offering”, and together with the Registered Direct Offering, the “Offerings”), an aggregate of 4,807,700 shares of the Company’s common stock, par value $0.01 per share, at a per share price of $1.04, for aggregate expected gross proceeds of $5 million.

The Company will pay the Agents a commission of 3.0% (for investors identified by the Company) or 6% (for investors identified by the Agents) of the gross sales price per share sold through the Agents in the Best Efforts Offering, reimburse their legal fees and disbursements up to approximately $60,000 and provide them with customary indemnification and contribution rights.

The issuance and sale of the shares by the Company pursuant to the Offerings will be made pursuant to the Company’s shelf registration statement on Form S-3 (Registration No. 333-218295) initially filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2017 and declared effective by the Commission on June 8, 2017 (the “Registration Statement”) The Offerings are described in the Company’s prospectus dated June 8, 2017, as supplemented by a preliminary prospectus supplement dated June 22, 2020, as filed with the SEC on June 22, 2020. The opinion of the Company’s counsel regarding the validity of the shares to be issued by the Company is filed herewith as Exhibit 5.1.

The closing of the Offerings is subject to satisfaction of customary closing conditions set forth in the Agency Agreement and is expected to occur on or about June 30, 2020. The representations, warranties and covenants contained in the Agency Agreement were made solely for the benefit of the parties to the Agency Agreement. In addition, such representations, warranties and covenants (i) are intended as a way of allocating the risk between the parties to the Agency Agreement and not as statements of fact, and (ii) may apply standards of materiality in a way that is different from what may be viewed as material by stockholders of, or other investors in, the Company. Accordingly, the Agency Agreement is filed with this report only to provide investors with information regarding the terms of transaction, and not to provide investors with any other factual information regarding the Company. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Agency Agreement, which subsequent information may or may not be fully reflected in public disclosures

The foregoing description of the Agency Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agency Agreement, a copy of which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The legal opinion of Duane Morris LLP relating to the validity of the shares of common stock being offered pursuant the Offerings is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Item 7.01 Regulation FD Disclosure

On June 23, 2020, the Company issued a press release titled “Paramount Gold Nevada Price Registered Direct Offering and Concurrent Best Efforts Offering in Canada” that announced that the Company had priced its previously announced Offerings. The information set forth under this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

As of June 22, 2020, the aggregate market value of our outstanding common stock held by non-affiliates, or public float, was approximately $26,759,021, based on 28,150,236 shares of outstanding common stock, of which 20,583,863 were held by non-affiliates, and a per share price of $1.30, the closing sale price of our common stock on the NYSE American on April 29, 2020. Including the common stock sold in the Offerings, we have sold securities at an aggregate sale price of $5,436,791 pursuant to General Instruction I.B.6 of Form S-3 during the 12-month period that ends on and includes the date hereof. As a result, the total amount of common stock available for sale under our prospectus supplement dated May 20, 2020 with respect to our “at the market offering “ program is now $2,563,209. In no event will we sell securities in public primary offerings on Form S-3 with a value exceeding more than one-third of our public float in any 12 calendar month period so long as our public float remains below $75 million.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

1.1	Agency Agreement, dated as of June 24, 2020, by and between Paramount Gold Nevada Corp., Canaccord Genuity Corp. and Cantor Fitzgerald Canada Corporation.

5.1	Opinion of Duane Morris LLP.

23.1	Consent of Duane Morris LLP (included in Exhibit 5.1).

99.1	Press release, dated June 23, 2020, titled “Paramount Gold Nevada Price Registered Direct Offering and Concurrent Best Efforts Offering in Canada.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PARAMOUNT GOLD NEVADA CORP.

By:	/s/ Carlo Buffone
Name:	Carlo Buffone
Title:	Chief Financial Officer

Dated: June 25, 2020